                                                                    EXHIBIT 99.1

                      TRANSMITTAL OF FINANCIAL REPORTS AND
                        CERTIFICATION OF COMPLIANCE WITH
                UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR
                          THE PERIOD ENDED: 1-31-99

IN RE:                                 :
                                          CASE NO: 96-15177
Fretter, Inc.                          :  Chapter 11
                                          Judge Morgenstern-Clarren
                                       :
------------------------------------
                              Debtor
                                       :

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

       X    Operating Statement              (Form 2)
     -----
       X    Balance Sheet                    (Form 3)
     -----
       X    Summary of Operations            (Form 4)
     -----
       X    Monthly Cash Statements          (Form 5)
     -----
       X    Statement of Compensation        (Form 6)
     -----

     -----  -----------------------------------------

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated:

2. That the insurance as described in Section 4 of the Operating Instructions and Reporting Requirements for Chapter 11 Cases is in effect; and, (if not, attach written explanation)

3. That all postpetition taxes as described in Sections 1 and 14 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization. Explain on separate sheet if not true.

I hereby certify, under penalty of perjury, that the information provided herein is true and correct to the best of my information and belief.

Dated: 2/12/99                         /s/ J. Michael McLean
                                       --------------------------
                                       Debtor in Possession

                                       Controller    248-213-3899
                                       ----------    ------------
                                       Title         Phone

                           OPERATING STATEMENT (P&L)
                           -------------------------
                                (Accrual Basis)
                                ---------------

Debtor: Fretter, Inc.                                          Case No: 96-15177

                             Month Ending: 1/31/99

                                                                      Total
                                                    Current Month  Since Filing
Total Revenue/Sales                                           0        532,663
Cost of Sales                                                 0        505,226
                                                    -----------    -----------

Gross Profit                                                  0         27,437
                                                    ===========    ===========

         EXPENSES:
         --------

Officer Compensation                                      8,735        389,286
Salary Expenses other Employees                           6,012        462,678
Court-Ordered Stay Bonus                                  1,500        221,581
Employee Benefits & Pensions                                                 0
Payroll Taxes                                             2,546         86,480
Other Taxes                                                   0         85,454
Rent and Lease Expense                                    4,099        118,627
Interest Expense                                              0      4,340,722
Insurance                                                (3,292)       643,800
Automobile and Truck Expense                                                 0
Utilities (gas, electric, phone, alarms)                  1,225        176,995
Computer Service Bureau                                   1,333         34,697
Travel and Entertainment                                    332         22,976
Repairs and Maintenance                                       0        310,160
Advertising                                                                  0
Supplies, Office Expenses, etc.                          10,871        477,549
Other: Specify Director & Trustee Fees                    4,733        199,594
Other: Other Fees                                         2,400         34,281
                                                    -----------    -----------
TOTAL EXPENSES:                                          40,494      7,604,880
                                                    -----------    -----------

NET OPERATING PROFIT/(LOSS)                             (40,494)    (7,577,443)
                                                    ===========    ===========

Add: Non-Operating Income:
       Interest Income                                   10,804         92,279
       Gain/Loss on Sale of Real Estate                (206,265)     8,516,397
       Other Income                                       1,649      2,062,446
                                                    -----------    -----------
TOTAL                                                  (193,812)    10,671,122
                                                    -----------    -----------
Less: Non-Operating Expenses:
       Professional Fees                                169,983      5,134,922
       Other                                                  0        645,106
                                                    -----------    -----------

NET INCOME / (LOSS)                                    (404,289)    (2,686,349)
                                                    ===========    ===========

                                 BALANCE SHEET
                                 -------------




Debtor:  Fretter, Inc.                                        Case No:  96-15177

                                      Month Ending: 1/31/99

ASSETS:                                         Current Month       Prior Month        At Filing
Cash:                                              4,544,501          3,034,873            89,252
Inventory:                                                                                791,999
Accounts Receivable: **                             (495,197)         4,005,003        35,930,804*
Insider Receivables                                3,555,136          3,555,136         7,424,547
Land and Buildings:                                1,519,139          4,896,803        49,365,801
Furniture, Fixtures & Equip.                                                              418,000
Accumulated Depreciation                            (305,453)          (921,700)      (10,623,681)
Other: Prepaids & misc.                            3,048,016          2,570,234           807,689
Other: Utility deposits                                6,000              9,865
                                                 -----------        -----------       -----------

TOTAL ASSETS:                                     11,872,142         17,150,214        84,204,411
                                                 ===========        ===========       ===========

LIABILITIES:

Postpetition Liabilities:
Accounts Payable:                                     16,369             31,253
Wages and Salaries:                                    7,301              5,523
Taxes Payable                                          2,044                583
Other: Prof. fees, interest, etc.                  3,681,036          3,545,774             1,390
                                                 -----------        -----------       -----------
TOTAL Postpetition Liab.:                          3,706,750          3,583,133             1,390
                                                 ===========        ===========       ===========

Secured Liabilities:
Subject to Postpetition
  Collateral or Financing Order                            0                  0        29,002,401
All Other Secured Liab.                                    0                  0         7,371,875
                                                 -----------        -----------       -----------
TOTAL Secured Liabilities:                                 0                  0        36,374,276
                                                 ===========        ===========       ===========

Prepetition Liabilities:
Taxes & Other Priority Liab.                         434,329            630,152         1,132,770
Unsecured Liabilities                              6,082,485          6,285,355         6,849,397
Other: Accrued Liabilities                         4,177,788          4,276,496         5,449,917
                                                 -----------        -----------       -----------
TOTAL Prepetition Liab.                           10,694,602         11,192,003        13,432,084
                                                 ===========        ===========       ===========

Redeemable Preferred Stock                        48,265,040         48,265,040        48,265,040
                                                 -----------        -----------       -----------
Equity:
Owners' Capital:                                   1,692,451          1,692,451         1,692,451
Retained Earnings-Pre Pet.                       (49,800,353)       (45,300,353)      (15,560,830)
Retained Earnings-Post Pet.                       (2,686,349)        (2,282,060)                0
                                                 -----------        -----------       -----------
TOTAL Equity:                                    (50,794,251)       (45,889,962)      (13,868,379)
                                                 ===========        ===========       ===========
TOTAL LIABILITIES
AND EQUITY:                                       11,872,141         17,150,214        84,204,411
                                                 ===========        ===========       ===========

______________________________

 * Includes contingent receivable from Silo, Inc., collectibility indeterminate.
 ** Amounts due from subsidiary companies, collectibility indeterminate.

                             SUMMARY OF OPERATIONS
                             ---------------------

                             Period Ended: 1/31/99
Debtor: Fretter, Inc.                                          Case No: 96-15177

                    Schedule of Postpetition Taxes Payable
                    --------------------------------------

                               Beginning  Accrued/  Payments/   Ending
                                Balance   Withheld  Deposits   Balance
                               ---------  --------  ---------  -------
Income Taxes Withheld:
Federal:                               0     2,971      2,971        0
State:                               583       680        583      680
Local:

FICA Withheld:                         0     1,182      1,182        0

Employers FICA:                        0     1,182      1,182        0

Unemployment Tax:
Federal:                               0       113          0      113
State:                                 0     1,251          0    1,251

Sales, Use & Excise Taxes              0                             0

Property Taxes                         0         0          0        0

Workers' Compensation

Other:
                                     ---     -----      -----    -----

TOTALS                               583     7,379      5,918    2,044
                                     ===     =====      =====    =====

                         AGING OF ACCOUNTS RECEIVABLE
                       AND POSTPETITION ACCOUNTS PAYABLE

Age in Days                       0-30       30-60       Over 60

PostPetition
Accounts Payable                16,369
                                ------       -----     ----------
Accounts Receivable                                     3,059,939
                                ------       -----     ==========

For all postpetition accounts payable over 30 days old, please attach a sheet listing each such account, to whom the account is owed, the date the account was opened, and the reason for non payment of the account.

Describe events or factors occurring during this reporting period materially affecting operations and formulation of a plan of Reorganization.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                             MONTHLY CASH STATEMENT

Debtor:  Fretter, Inc.                              Statement for the period:

Case #:  96-15177                                   From: 1-1-99   To: 1-31-99

Cash Activity Analysis (Cash Basis Only):

                                          General       Payroll        Tax       Cash Coll.       B.T.
                                           Acct.         Acct.        Acct.     Acct. (B.T.)     Direct(1)
                                         --------       -------       -----     ------------    ---------
A.  Beginning Balance:                    22,980.52     5,497.05     2,145.61          0.00          0.00
                                       ------------    ---------    ---------    ----------    ----------
B.  Receipts. Attach
    Separate Schedule:                 4,481,378.84     9,517.16     7,467.68          0.00          0.00
                                       ------------    ---------    ---------    ----------    ----------
C.  Balance Available
    (A + B):                           4,504,359.36    15,014.21     9,613.29          0.00          0.00
                                       ------------    ---------    ---------    ----------    ----------

D.1. Less Cash Transfers               4,300,000.00         0.00         0.00          0.00          0.00
                                       ------------    ---------    ---------    ----------    ----------
D.2. Less Disbursements Attach
      separate schedule:                  86,965.81    10,418.77     5,926.99          0.00          0.00
                                       ------------    ---------    ---------    ----------    ----------

E.  Ending Balance
    (C-D)                                117,393.55     4,595.44     3,686.30          0.00          0.00
                                       ------------    ---------    ---------    ----------    ----------

(PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH
 ACCOUNT):

General Account:
     1.   Depository Name & Location      Michigan National Bank, Brighton, MI
     2.   Account Number                  4707-38120-0

Payroll Account:
     1.   Depository Name & Location      Michigan National Bank, Brighton, MI
     2.   Account Number                  4707-38024-4

Tax Account:
     1.   Depository Name & Location      Michigan National Bank, Brighton, MI
     2.   Account Number                  4707-38128-3

Other monies on hand (specify type and location) (i.e., CD's petty cash):

BT Collateral Acct. - Old Kent Bank, Acct. No 229377
BT Direct - BT cash collateral is forwarded directly to B.T.


Date:
     ------------------            -----------------------
                                   Debtor in Possession

                            MONTHLY CASH STATEMENT
                            ----------------------

Debtor:    Fretter, Inc.                Statement for the period:
           -------------

Case No.:  96-15177                     From: 1-1-99     To: 1-31-99
           -------------                ------------     -----------

Cash Activity Analysis (Cash Basis Only):

                                                                       MNB                NBD
                                                  General          Certificate        Certificate
                                                  Savings               of                 of
                                                   Acct.             Deposit            Deposit
                                                ------------      ------------        ------------      ----------      ----------
A.    Beginning Balance:                           88,772.96      2,915,476.84                0.00            0.00            0.00
                                                ------------      ------------        ------------      ----------      ----------

B.    Receipts. Attach Separate Schedule:       1,900,064.33          9,412.15        4,300,000.00            0.00            0.00
                                                ------------      ------------        ------------      ----------      ----------

C.    Balance Available (A+B):                  1,988,837.29      2,924,888.99        4,300,000.00            0.00            0.00
                                                ------------      ------------        ------------      ----------      ----------

D.1.  Less Cash Transfers                       1,870,000.00      2,924,888.99                0.00            0.00            0.00
                                                ------------      ------------        ------------      ----------      ----------

D.2.  Less Disbursements  Attach separate
        schedule:                                      12.00              0.00                0.00            0.00            0.00
                                                ------------      ------------        ------------      ----------      ----------

E.    Ending Balance (C-D.1-D.2):                 118,825.29             (0.00)       4,300,000.00            0.00            0.00
                                                ------------      ------------        ------------      ----------      ----------


(PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH
ACCOUNT)


General Savings Account
  1.  Depository Name & Location      Michigan National Bank, Brighton, MI
                                      ------------------------------------------
  2.  Account Number                  4707-38293-5
                                      ------------------------------------------

Certificate of Deposit
  1.  Depository Name & Location      Michigan National Bank, Brighton, MI
                                      ------------------------------------------
  2.  Account Number                  #880976, 880984, 880985
                                      ------------------------------------------

Certificate of Deposit
  1.  Depository Name & Location      NBD Bank, Southfield, MI
                                      ------------------------------------------
  2.  Account Number                  #53314977, #53315040, #53315115, #53315180
                                      ------------------------------------------


Other monies on hand (specify type and location)(i.e., CD's petty cash):


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------






Date:
     --------------------             ------------------------------------------
                                      Debtor in Possession

                       MONTHLY STATEMENT OF COMPENSATION
                       ---------------------------------

          The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. Attach additional pages if necessary.

Name:  J. Michael McLean      Capacity:               Principal
                                              ------
                                                X     Officer
                                              ------
                                                      Director
                                              ------
                                                      Insider
                                              ------

Detailed Description of Duties: As Controller, directs accounting, payroll, benefit plans and tax filings as well as assists in cash flow planning

Current Compensation Paid:
                              Weekly      or        Monthly

                                                    9,167.00
                              ------                --------

Current Benefits Received:
                              Weekly      or        Monthly

Vacation Pay                  ------                --------

Holiday Pay                   ------                --------

Retirement                    ------                --------

Company Vehicle               ------                --------

Entertainment                 ------                --------

Travel                        ------                --------

Other Benefits                ------                --------

CURRENT TOTAL:
                              Weekly      or        Monthly

                              ------                --------


Dated:                               -------------------------------------
                                     Principal, Officer, Director, Insider

                           LIST OF OMITTED SCHEDULES

1. Schedule of Michigan National Bank January 1999 Cash Receipts (Account Number 4707-38120-0)

2. Schedules of Michigan National Bank January 1999 Cash Disbursements, Account Reconciliation and Outstanding Check List (Account Number 4707-38120-0)

3. Michigan National Bank Statement of Account for the Period January 1, 1999 to January 31, 1999 (Account Number 4707-38120-0)

4. Michigan National Bank Statement of Account for the Period January 1, 1999 to January 31, 1999 (Account Number 4707-38024-4)

5. Schedules of Michigan National Bank Payroll Account January 1999 Cash Receipts and Disbursements and Account Reconciliation (Account Number 4707-38024-4)

6. Schedules of Michigan National Bank Tax Account January 1999 Cash Receipts and Disbursements and Account Reconciliation (Account Number 4707-38128-3)

7. Michigan National Bank Statement of Account for the Period January 1, 1999 to January 31, 1999 (Account Number 4707-38128-3)

8. Schedules of Michigan National Bank General Savings Account January 1999 Cash Receipts and Disbursements (Account Number 4707-38293-5)

9. Michigan National Bank Statement of Account for the Period January 1, 1999 to January 31, 1999 (Account Number 4707-38293-5)

10. Schedule of Michigan National Bank Certificate of Deposit January 1999 Cash Receipts